April 30, 2005,

as revised September 19, 2005

STATEMENT OF ADDITIONAL INFORMATION

GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectus of the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Equity Index Portfolio, Fundamental Value Portfolio, Salomon Brothers Variable Aggressive Growth Fund (“Aggressive Growth Fund”) and Salomon Brothers Variable Growth & Income Fund (“Growth & Income Fund”), each dated April 30, 2005 (each, a “Portfolio,” and collectively, the “Portfolios”) of Greenwich Street Series Fund (the “Fund”), as each may be revised from time to time.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Each of the Equity Index Portfolio, Aggressive Growth Fund and Growth & Income Fund currently offers two classes of shares: Class I shares and Class II shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.

The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT GOALS AND POLICIES OF EACH PORTFOLIO

The Fund’s prospectus discusses the investment goals of the Portfolios currently offered by the Fund and the policies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

The Fund is registered with the Securities and Exchange Commission (“SEC”), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Amended and Restated Master Trust Agreement (the “Master Trust Agreement”) authorizes the Board of Trustees (“Board”) to divide the Fund’s shares into two or more series related to separate investment portfolios (“Portfolios”) and further allows the Board to establish additional series at any time.

The Fund is currently divided into multiple Portfolios, each with its own investment objective, policies and restrictions. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). There can be no assurance that a Portfolio will achieve its investment objective.

Appreciation Portfolio

The Portfolio invests primarily in equity and equity-related securities believed to afford attractive opportunities for appreciation. The Portfolio may also hold securities convertible into common stocks and warrants. When the adviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The Portfolio may invest directly in foreign issuers or invest in depository receipts.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Capital and Income Portfolio

The Portfolio invests in equity and fixed income securities of both U.S. and foreign issuers. The Portfolio seeks to generate income and appreciation by allocating Portfolio assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible securities, including synthetic convertible securities. To generate income and enhance exposure to the equity markets, the Portfolio will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment grade are commonly referred to as “junk bonds.” Fixed income securities may be of any maturity.

By investing in a combination of equity and fixed income securities, the Portfolio seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income. The Portfolio may also use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of its securities. The Portfolio may write covered put and call options on securities. The Portfolio may invest in yield capital options. The Portfolio may invest in swaps, caps, floors, collars and swaptions. The Portfolio may enter into short sales including short sales against the box.

The Portfolio’s investments in equity securities may include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests, equity-linked debt securities, depository receipts, real estate investment trusts and other equity participations. The Portfolio may lend portfolio securities up to 10% of the Portfolio’s total assets.

The Portfolio’s investments in fixed income securities may include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The price of fixed income securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 10% of its total assets in corporate loans.

Because the Portfolio may invest in securities of foreign issuers, the Portfolio carries additional risks. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. Currency fluctuations could erase investment gains or add to investment losses.

Diversified Strategic Income Portfolio

The Portfolio invests primarily in three types of fixed-income securities: U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio may invest up to 20% of its total assets in emerging market debt rated below investment grade.

The Portfolio may invest in Eurodollar and Yankee obligations. Up to 20% of the Portfolio’s total assets may be invested in cash and money market instruments at any time. Although the Portfolio invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights.

The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio’s assets may be invested in developing countries.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value under its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The Portfolio does not currently intend to commit more than 5% of the Portfolio’s net assets to reverse repurchase agreements.

The Portfolio may invest up to 15% of its total assets in corporate loans.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the Options Clearing Corporation (“OCC”), but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Equity Index Portfolio

The Portfolio invests primarily in common stocks included in the S&P 500 Index. The Portfolio will seek to achieve its goal by owning substantially all 500 stocks in the S&P 500 Index in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Portfolio at that time.

The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the adviser believes such investments will assist the Portfolio in approximating the return of the S&P 500 Index.

The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500 Index.

The Portfolio will use the S&P 500 Index as its standard for performance comparison because the S&P 500 Index is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). Standard & Poor Rating Group (“S&P”) chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor of nor in any way affiliated with the Portfolio.

The Portfolio’s ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio’s assets to the S&P 500 to the maximum extent practicable.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging their portfolios.

The Portfolio in anticipation of the purchase of securities may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Fundamental Value Portfolio

The Portfolio invests primarily in common stocks and common stock equivalents of companies the adviser believes are undervalued in the marketplace. The Portfolio’s investment in common stocks and common stock equivalents, include preferred stocks and other securities convertible into common stocks.

The Portfolio may also invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the adviser to be of comparable quality.

The Portfolio may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants.

The Portfolio also may lend its portfolio securities and enter into short sales against the box.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Portfolio also may purchase put and call options. Because of this and current trading conditions, the Portfolio expects to purchase not only call or put options issued by the OCC but also options in the domestic and foreign over-the-counter markets. The Portfolio expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The Portfolio may also write call and buy put options on stock indexes.

Aggressive Growth Fund

The Portfolio invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the fund’s assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities that may not be sold without registration under the 1993 Act, and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

The Portfolio may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Growth & Income Fund

The Portfolio invests primarily in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities rated investment grade or deemed to be of comparable quality.

The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Portfolio may not invest in a master demand note if as a result more than 10% of the value of the Portfolio’s total assets would be invested in such notes and other illiquid securities. The Portfolio may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The purpose of the acquisition or sale of a futures contract by the Portfolio is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Investment Objectives, Management Policies And Risk Factors

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

Each Portfolio is a diversified, open-end management investment company. The prospectus discusses the investment objectives of the Portfolios, which are a separate series of the Fund, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

Equity Securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price.

When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

Certain Portfolios may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Portfolio at different times.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (“REITs”).    REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Other Investment Companies.    Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

Other investment companies’ securities include shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”).

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Short Sales.    If a Portfolio anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Portfolio may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever a Portfolio sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, each Portfolio may purchase call options to buy securities sold short by the Portfolio. Such options would lock in a future price and protect the Portfolio in case of an unanticipated increase in the price of a security sold short by the Portfolio.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by a Portfolio will be “against the box,” or the Portfolio’s obligation to deliver the securities sold short will be “covered.” A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets. Management currently intends to limit each Portfolio’s short sales to shares issued by Exchange Traded Funds. Utilizing this strategy will allow the subadviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell a Portfolio’s holdings of individual stocks in that sector.

Short Sales “Against the Box.”    In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an adviser considers appropriate.

Fixed Income Securities.    The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria.    Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by an adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in Appendix D following this SAI.

Ratings as Investment Criteria.    In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio’s Advisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Bank Obligations.    U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the portfolios’ advisers will carefully evaluate such investments on a case-by-case basis.

Money Market Instruments.    A Portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. A Portfolio may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a Portfolio may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Investment in Other Investment Companies.    Each Portfolio can invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, a Portfolio can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Portfolio might do so as a way of gaining exposure to the segments of the equity or fixed income markets represented by the Exchange Traded Funds portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. No Portfolio intends to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Portfolio would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Repurchase Agreements.    Each Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Each Portfolio would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The adviser will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the adviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Mortgage-Backed Securities.    Certain Portfolios may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Portfolio expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Portfolio, consistent with its investment objectives and policies, will consider making investments in those new types of securities. A Portfolio may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities.    Certain Portfolios may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Mortgage Dollar Roll Transactions.    In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities.    High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the adviser will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities.    Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities.    Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs.    American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds.    Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities.

Risks of Non-U.S. Investments.    To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non- U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations.    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.    Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks.    The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs.    Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes.    The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates.    A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts.    The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s Adviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.    Certain Portfolios may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices.    Certain Portfolios may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options.    Certain Portfolios will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option. A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.

The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Swaps, Caps, Floors, Collars and Swaptions.     As one way of managing its exposure to different types of investments, certain Portfolios may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Portfolio will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Yield Curve Options.    Certain Portfolios may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options may be used for the same purposes as other options on securities. Specifically, the Portfolio may purchase or write such options for hedging purposes. For example, the Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities, anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisers, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by the Portfolio will be “covered.” A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio’s net liability under the two options. Therefore, the Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Risks of Trading Options.    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between a Portfolio’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options.    Each Portfolio will not be a commodity pool. In addition, the advisers have claimed an exclusion from the definition of commodity pool operation and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). Certain Portfolios may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Adviser that such contracts are necessary or appropriate in the management of a Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by persons who have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to regulation or regulation under the Commodity Exchange Act. A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio’s assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio’s assets.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

U.S. Government Securities.    The U.S. government securities in which a Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

To attempt to hedge against adverse movements in exchange rates between currencies, a Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadvisor anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadvisor believes that a particular currency may decline compared to the U.S. dollar or another currency, a Portfolio may enter into a forward contract to sell the currency the subadvisor expects to decline in an amount approximating the value of some or all of a Portfolio’s securities denominated in that currency, or when the subadvisor believes that one currency may decline against a currency in which some or all of the portfolio securities held by a Portfolio are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, a Portfolio may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadvisor believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated (“cross hedging”). A Portfolio will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the Portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of a Portfolio’s commitments with respect to such contracts.

Exchange Rate-Related U.S. Government Securities.    Certain Portfolios may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts.    Certain Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable Fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the Fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities.    Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements.    Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. An adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements.    Certain Portfolios may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio’s indebtedness and will have the effect of leveraging the Portfolio’s assets.

Borrowing.    Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements, a Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. Cash, letters of credit or U.S. government securities will collateralize a Portfolio’s loan of securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities.    Cannot be resold at their approximate carrying value within 7 days. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Adviser. The Advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the advisers’ application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Corporate Loans.    Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The portfolio may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the portfolio had invested would have an adverse effect on the portfolio’s net asset value. Corporate loans in which the portfolio may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or are secured with collateral.

The Portfolio may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the Portfolio acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the Portfolio having a contractual relationship only with the lender and not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by management to be creditworthy. When the Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Portfolio may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s investments and calculating its net asset value. The Portfolio’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Leverage.    If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Portfolio’s shares and in the Portfolio’s yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.

Securities of Unseasoned Issuers.    Certain Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Temporary Investments.    For temporary defensive purposes, during periods when an adviser of a Portfolio believes that pursuing a Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio’s U.S. dollar-denominated temporary investments are managed by Smith Barney Fund Management LLC (“SBFM”). A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, certain Portfolios may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the adviser to be of equivalent quality. A Portfolio may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar- denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio’s Adviser.

Disclosure of Portfolio Holdings

The Fund’s board of trustees has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes a Portfolio’s adviser, with respect to the disclosure of a Portfolio’s portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that disclosure of information about a Portfolio’s portfolio holdings be in the best interests of a Portfolio’s shareholders, and that any conflicts of interest between the interests of a Portfolio’s shareholders and those of SBFM or Citigroup Global Markets Inc. (“CGM”) or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy. CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market.

A Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to “ongoing arrangements,” a Portfolio’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or a Portfolio’s internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR .

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

1.  A Portfolio’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2.  A Portfolio’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) the Portfolio’s performance attribution (e.g., analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include Portfolio holdings together with other securities) followed by a Portfolio’s portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, a Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of a Portfolio and neither the Portfolio, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available Portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to the Board at its next regularly scheduled meeting.

All ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed by the Board no less frequently than quarterly.

Currently, the Portfolio, along with other funds in the fund complex, discloses portfolio holdings approximately 25 days after calendar quarter end on the website, www.citigroupam.com.

Set forth below are charts showing those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, each of the Portfolios described in this SAI releases its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, each of the Portfolios described in this SAI, except if otherwise noted below, may also release its portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

Investment Restrictions

The investment restrictions numbered 1 through 7 have been adopted by the Fund with respect to the Portfolios as fundamental policies for the protection of shareholders. Under the 1940 Act, a Portfolio’s fundamental policy may not be changed without the vote of a “majority” of the outstanding voting securities of that Portfolio. “Majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding shares of that Portfolio. The remaining restrictions are non-fundamental policies and may be changed by vote of a majority of the Board at any time.

The investment policies adopted by the Fund prohibit a Portfolio from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Borrowing money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Engaging in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act, in disposing of Portfolio securities.

4.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a Portfolio’s investment objective and policies); or (d) investing in real estate investment trust securities.

5.  Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

7.  Issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

8.  Investing in oil, gas or other mineral exploration or development programs, except that the portfolios may invest in the securities of companies that invest in or sponsor these programs.

9.  Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10.  Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the Portfolio’s investment goals and policies.

11.  Purchasing restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of the Fundamental Value Portfolio, Aggressive Growth Fund, and Diversified Strategic Income Portfolio) of the total assets of the portfolio would be invested in such securities. However, with respect to the Diversified Strategic Income Portfolio this restriction will not apply to securities subject to Rule 144A under the 1933 Act if two or more dealers make a market in such securities.

12.  Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days.

13.  Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

14.  Making investments for the purpose of exercising control or management.

15.  Investing in warrants (except as permitted under the Portfolio’s investment goals and policies or other than warrants acquired by the portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio’s net assets or if, as a result, more than 2% of the Portfolio’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

Holdings of the securities of the Portfolios regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2004:

Diversified Strategic Income Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE BEAR STEARNS COS INC.	D	383
CS FIRST BOSTON	D	336
BANK OF AMERICA CORP.	D	399
MORGAN STANLEY	D	184

Growth & Income Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
BANK OF AMERICA CORP.	E	342
THE GOLDMAN SACHS GROUP, INC.	E	171
MERRILL LYNCH & CO. INC.	E	197
JPMORGAN CHASE & CO.	E	231
THE BANK OF NEW YORK CO., INC.	E	94

Fundamental Value Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
JPMORGAN CHASE & CO.	E	17,484
MERRILL LYNCH & CO., INC.	E	10,095
STATE STREET CORP.	E	7,265
MORGAN STANLEY	E	4,902

Aggressive Growth Fund

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
LEHMAN BROTHERS HOLDINGS INC.	E	1,973
MERRILL LYNCH & CO., INC.	E	1,512

Appreciation Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
THE GOLDMAN SACHS GROUP, INC.	E	3,017
JPMORGAN CHASE & CO.	E	8,389
MERRILL LYNCH AND CO., INC.	E	11,141
THE BANK OF NEW YORK CO., INC.	E	6,049

Equity Index Portfolio

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
		(000’s omitted)
CITIGROUP, INC.	E	34,875
BANK OF AMERICA CORP.	E	26,981
JPMORGAN CHASE & CO.	E	19,373
MORGAN STANLEY	E	8,555
MERRILL LYNCH & CO., INC.	E	7,861
THE BANK OF NEW YORK CO., INC.	E	3,637
THE GOLDMAN SACHS GROUP, INC.	E	7,069
STATE STREET CORP.	E	2,315
LEHMAN BROTHERS HOLDINGS INC.	E	3,401
THE BEAR STEARNS COS. INC.	E	1,483

Portfolio Turnover

The Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the Portfolio’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A Portfolio turnover rate of 100% would occur if all of a Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year.

For regulatory purposes, the portfolio turnover rate for the money market portfolio will be considered 0%.

For the 2004 and 2003 fiscal years, the portfolio turnover rates for each Portfolio having operations during the stated periods were as follows:

Portfolio	12/31/04	12/31/03
Aggressive Growth Fund	4%	3%
Appreciation Portfolio	41%	41%
Capital and Income Portfolio*	0%	0%
Diversified Strategic Income Portfolio	57%	54%
Equity Index Portfolio	1%	0%
Growth & Income Fund	83%	63%
Fundamental Value Portfolio	31%	18%

*	The Portfolio commenced operations on April 30, 2005.

Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio’s shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio managers for the funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Appreciation Portfolio	Harry D. Cohen	2 Registered investment companies with $ 6.31 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,680 Other accounts with $4.16 billion in total assets under management

Aggressive Growth Fund	Richard A. Freeman	10 Registered investment companies with $11.08 billion in total assets under management	2 Other pooled investment vehicles with $0.29 billion in assets under management	113,720 Other accounts with $8.14 billion in total assets under management

Appreciation Portfolio	Scott Glasser	3 Registered investment companies with $7.85 billion in total assets under management	1 Other pooled investment vehicles with $0.04 billion in assets under management	17,216 Other accounts with $2.10 billion in total assets under management

Fundamental Value Portfolio	John G. Goode	18 Registered investment companies with $10.68 billion in total assets under management	3 Other pooled investment vehicles with $ 0.52 billion in assets under management	90,863 Other accounts with $13.19 billion in total assets under management

Growth & Income Fund	Michael Kagan	5 Registered investment companies with $4.30 billion in total assets under management	4 Other pooled investment vehicles with $0.52 billion in assets under management	3 Other accounts with $0.05 billion in total assets under management

Growth & Income Fund	Kevin Caliendo	5 Registered investment companies with $2.23 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Equity Index Portfolio	John Lau	3 Registered investment companies with $0.96 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	8 Other accounts with $1.17 billion in total assets under management

Diversified Strategic Income Portfolio	Roger Lavan	16 Registered investment companies with $6.81 billion in total assets under management	4 Other pooled investment vehicles with $0.40 billion in assets under management	4 Other accounts with $1.87 billion in total assets under management

Diversified Strategic Income Portfolio	Beth Semmel	25 Registered investment companies with $15.04 billion in total assets under management	11 Other pooled investment vehicles with $1.75 billion in assets under management	23 Other accounts with $4.21 billion in total assets under management

Diversified Strategic Income Portfolio	Peter Wilby	33 Registered investment companies with $18.53 billion in total assets under management	15 Other pooled investment vehicles with $1.91 billion in assets under management	47 Other accounts with $7.79 billion in total assets under management

Diversified Strategic Income Portfolio	Olivier Asselin	0 Registered investment companies with $0 billion in total assets under management	25 Other pooled investment vehicles with $9.89 billion in assets under management	16 Other accounts with $4.25 billion in total assets under management

Diversified Strategic Income Portfolio	David M. Zahn	0 Registered investment companies with $0 billion in total assets under management	5 Other pooled investment vehicles with $0.61 billion in assets under management	10 Other accounts with $1.34 billion in total assets under management

Capital and Income Portfolio	Mark McAllister	17 Registered investment companies with $9.77 billion in total assets under management	2 Other pooled investment vehicles with $0.24 billion in assets under management	15,393 Other accounts with $3.92 billion in total assets under management

Capital and Income Portfolio	Michael Sedoy	2 Registered investment companies with $0.54 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	0 Other accounts with $0 billion in total assets under management

Equity Index Portfolio	Louis Scott	4 Registered investment companies with $1.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	6 Other accounts with $0.92 billion in total assets under management

Equity Index Portfolio	Alex Romeo	5 Registered investment companies with $2.16 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	1 Other accounts with $0.10 billion in total assets under management

Equity Index Portfolio	Daniel Willey	8 Registered investment companies with $2.38 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	15 Other accounts with $2.19 billion in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Portfolio’s managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Portfolio shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by Portfolios and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Conflicts of Interest

Material conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The advisers or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The adviser and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Portfolios and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by the portfolio managers.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Appreciation Portfolio	Harry D. Cohen	None
Appreciation Portfolio	Scott Glasser	None
Aggressive Growth Fund	Richard A. Freeman	None
Fundamental Value Portfolio	John G. Goode	None
Growth & Income Fund	Michael Kagan	None
Growth & Income Fund	Kevin Caliendo	None
Equity Index Portfolio	John Lau	None
Equity Index Portfolio	Daniel Willey	None
Equity Index Portfolio	Alex Romeo	None
Equity Index Portfolio	Louis Scott	None
Diversified Strategic Income Portfolio	Roger Lavan	None
Diversified Strategic Income Portfolio	Beth Semmel	None
Diversified Strategic Income Portfolio	Peter Wilby	None
Diversified Strategic Income Portfolio	Olivier Asselin	None
Diversified Strategic Income Portfolio	David M. Zahn	None
Capital and Income Portfolio	Mark McAllister	None
Capital and Income Portfolio	Michael Sedoy	None

Portfolio Transactions

Most of the purchases and sales of securities for a Portfolio, whether effected on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Portfolio are made by its adviser, which also is responsible for placing these transactions, subject to the overall review of the Board. With respect to the Diversified Strategic Income Portfolio and Capital and Income Portfolio, decisions to buy and sell U.S. securities for the Portfolio are made by the Portfolio’s adviser, which also is responsible for placing these transactions; however, with respect to the Diversified Strategic Income Portfolio, the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM Ltd., the Portfolio’s sub-adviser. Although investment decisions for each Portfolio are made independently from those of the other accounts managed by its adviser, investments of the type the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by its adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The following tables set forth certain information regarding each Portfolio’s payment of brokerage commissions with the exception of the Diversified Strategic Income Portfolio, which did not pay any brokerage commissions during these time periods.

Fiscal Year Ended December 31, 2004

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation Portfolio	$761,520	15,983
Aggressive Growth Fund	17,967	500
Equity Index Portfolio	65,865	N/A
Growth & Income Fund	21,268	15
Fundamental Value Portfolio	1,074,955	29,790
Diversified Strategic Portfolio	250	N/A

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation Portfolio	2.1%	2.9%
Aggressive Growth Fund	2.78%	0.81%
Equity Index Portfolio	N/A	N/A
Growth & Income Fund	0.07%	0.06%
Fundamental Value Portfolio	2.77%	2.26%
Diversified Strategic Portfolio	0%	0%

Fiscal Year Ended December 31, 2003

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation Portfolio	$911,525	$36,516
Aggressive Growth Fund	$8,905	$0
Equity Index Portfolio	$125,026	$0
Growth & Income Fund	$18,954	$0
Fundamental Value Portfolio	$851,574	$8,435

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation Portfolio	4.01%	2.59%
Aggressive Growth Fund	0%	0%
Equity Index Portfolio	0%	0%
Growth & Income Fund	0%	0%
Fundamental Value Portfolio	0.99%	0.99%

Fiscal Year Ended December 31, 2002

Portfolio	Total Brokerage Commissions Paid	Brokerage Commissions Paid to CGM
Appreciation Portfolio	$1,229,125	$31,582
Aggressive Growth Fund	$1,628	$0
Equity Index Portfolio	$190,429	$0
Growth & Income Fund	$16,723	$22
Fundamental Value Portfolio	$962,739	$7,603

Portfolio	% of Aggregate Brokerage Commissions Paid to CGM	% of Aggregate Dollar Amount of Transactions Involving Commissions Paid to CGM
Appreciation Portfolio	2.57%	3.15%
Aggressive Growth Fund	0%	0%
Equity Index Portfolio	0%	0%
Growth & Income Fund	0.13%	0.18%
Fundamental Value Portfolio	0.79%	1.03%

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each adviser will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the fund and an adviser authorizes the adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio, the other Portfolios and/or other accounts over which the adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the sub-investment advisory and/or administration agreements between the Fund and the advisers and the sub-adviser and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The Board, in its discretion, may authorize the advisers to cause the Portfolios to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The Board periodically will review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio.

For the fiscal year ended December 31, 2004, the following table sets forth certain information regarding a Portfolio’s payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

Portfolio	Total Brokerage Commissions Directed for Research	Amount of Transactions Involving Commissions Directed for Research
Appreciation Portfolio	$117,457	$72,298,232
Fundamental Value Portfolio	$69,398	$22,124,050
Aggressive Growth Fund	$3,250	$1,925,065

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that portfolio transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute transactions for a Portfolio on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The Portfolios may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name	Service

Smith Barney Fund Management LLC (“SBFM” or “adviser” and “administrator”)

Investment adviser to Fundamental Value, Diversified Strategic Income and Appreciation Portfolios; Administrator to each Portfolio except Capital and Income Portfolio: Investment Manager to Capital and Income Portfolio

Salomon Brothers Asset Management Inc (“SaBAM” or “adviser”)	Investment adviser to Aggressive Growth Fund and Growth & Income Fund

Citigroup Asset Management Limited (“CAM Ltd.” or “sub-adviser”)	Sub-investment adviser to Diversified Strategic Income Portfolio.

Travelers Investment Management Company (“TIMCO” or “adviser”)	Investment Adviser to Equity Index Portfolio

Citigroup Global Markets Inc. (“CGM” or “distributor”)	Distributor

State Street Bank and Trust Company (“State Street”)	Custodian

Citicorp Trust Bank, fsb (“transfer agent”)	Transfer Agent and Dividend Paying Agent

PFPC Inc. (“sub-transfer agent”)	Sub-Transfer Agent

These organizations and the functions they perform for the portfolios are discussed in the prospectuses and in this SAI.

Trustees and Officers of the Fund

Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund’s Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the advisers and/or sub-adviser and administrator of the Portfolios and with the Portfolios’ custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the advisers and/or sub-adviser and administrator of the Portfolios. The names of the Trustees, including each Trustee who is not an “interested person” of the Fund or an adviser or its affiliates, as defined in the 1940 Act (“Independent Trustees”) and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	1995	Professor–Harvard Business School	47	N/A

Burt N. Dorsett The Stratford # 702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	1991	President–Dorsett McCabe Capital Management Inc.; Chief Investment Officer–Leeb Capital Management, Inc.	24	N/A

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	1991	Chairman–The Dress Barn Inc.	24	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	1995	Attorney	48	N/A

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Trustee	1991	Chief Executive Officer–Performance Learning Systems	24	N/A

INTERESTED TRUSTEE:

R. Jay Gerken CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	President and Chief Executive Officer	2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2001)	183	None

*	Each Trustee serves until his successor has been elected and qualified.
**	Mr. Gerken is an “interested” person of the Fund because he is an officer of SBFM and its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS:

R. Jay Gerken (See above)	(See above)	(See above)	(See above)

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup Inc.; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 and 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Chief Compliance Officer: SBFM, TIA, CFM, Salomon Brothers Asset Management Limited, and Smith Barney Global Capital Management Inc.

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Vice President of CGM; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM

Richard A. Freeman CAM 399 Park Avenue New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGM and Investment Officer of SBFM

Scott Glasser CAM 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM

John G. Goode CAM One Sansome Street, San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1993	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBFM; Investment Officer of SBFM

Martin Hanley CAM 399 Park Avenue New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 2001	Managing Director of CGM; Investment Officer of SBFM

Michael Kagan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM

*	Each officer serves until his or her respective successor has been elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
John Lau Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1965	Vice President and Investment Officer	Since 2000	Investment Officer of TIMCO

Roger Lavan CAM 399 Park Avenue New York, NY 10022 Birth Year: 1963	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM

Beth Semmel CAM 399 Park Avenue New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM. Previously, Director of CGM and SaBAM

Peter Wilby CAM 399 Park Avenue New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of CGM and SaBAM; Investment Officer of SBFM

Olivier Asselin CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1963	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

David M. Zahn CAM Ltd. Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1970	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Vice President and Investment Officer	Since 2003	Managing Director of CGM Investment Officer of SBFM

Mark J. McAllister CAM 399 Park Avenue, 7th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2005	Managing Director of CAM

Michael Sedoy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Vice President and Investment Officer	Since 2005	Vice President of Salomon Brothers Asset Management Inc.; prior to November 2002, utilities analyst for Alliance Capital Management

Daniel Willey Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1955	Vice President and Investment Officer	Since 2000	Director and President and Chief Executive Officer of TIMCO

*	Each officer serves until his or her respective successor has been elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Louis Scott Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Vice President and Investment Officer	Since 2005	Investment Officer of TIMCO

Alex Romco Travelers Investment Management Company 100 First Stamford Place Stamford, CT 06902 Birth Year: 1964	Vice President and Investment Officer	Since 2005	Investment Officer of TIMCO

*	Each officer serves until his or her respective successor has been elected and qualified.

For the calendar year ended December 31, 2004, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities owned in each series of the fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliott S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2004, none of the Independent Trustees, or their immediate family members, owned beneficially or of record any securities in any adviser or principal distributor of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any adviser or principal distributor of the Fund.

The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each Portfolio. The Audit Committee oversees the scope of each Portfolio’s audits, each Portfolio’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of each Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each Portfolio’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a Portfolio’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Trustees to the Board. The Nominating Committee will consider nominees recommended by a Portfolio’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary. The Nominating Committee met once times during the Fund’s most recent fiscal year.

The Fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee, which is charged with determining the fair value prices for securities when required.

The following table shows the compensation paid by each portfolio during the fiscal year ended December 31, 2004 and other CAM Mutual Funds for the calendar year ended December 31, 2004 to each trustee during the Fund’s last fiscal year. The Fund does not pay retirement benefits to its trustees and officers.

Aggregate Compensation From Fund†

Independent Trustees	EI(1)	SBVG&I(2)	IHG(3)	MM(4)	SBVACV(5)
Dwight B. Crane(1)(2)	$3,162.00	$470.00	$456.00	$451.00	$459.00
Burt N. Dorsett(1)	$2,495.00	$217.00	$205.00	$201.00	$208.00
Elliot S. Jaffe(1)	$2,872.00	$180.00	$166.00	$161.00	$169.00
Stephen E. Kaufman(1)	$2,952.00	$260.00	$246.00	$241.00	$249.00
Cornelius C. Rose, Jr.(1)	$2,942.00	$250.00	$236.00	$231.00	$239.00

Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0

Aggregate Compensation From Fund†

Independent Trustees	APP(6)	SBVEG(7)	FV(8)	DSIP(9)	SBVIE(10)
Dwight B. Crane(1)(2)	$1,890.00	$498.00	$1,921.00	$634.00	$456.00
Burt N. Dorsett(1)	$1,424.00	$238.00	$1,450.00	$357.00	$205.00
Elliot S. Jaffe(1)	$1,600.00	$208.00	$1,631.00	$344.00	$166.00
Stephen E. Kaufman(1)	$1,680.00	$288.00	$1,711.00	$424.00	$246.00
Cornelius C. Rose, Jr.(1)	$1,670.00	$278.00	$1,701.00	$414.00	$236.00

Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0

(1)	EI - Equity Index Portfolio
(2)	SBVG&I - Growth & Income Fund
(3)	IHG - Intermediate High Grade Portfolio; the Portfolio was liquidated on September 16, 2005.
(4)	MM - Salomon Brothers Variable Money Market Fund; On July 8, 2005, pursuant to a plan of reorganization, the Portfolio’s assets and certain liabilities were acquired by Smith Barney Money Market Portfolio, a series of Travelers Series Fund, Inc.
(5)	SBVACV - Salomon Brothers Variable All Cap Value Fund; On July 8, 2005, pursuant to a plan of reorganization, the Portfolio’s assets and certain liabilities were acquired by Fundamental Value Portfolio, a series of the Fund.
(6)	APP - Appreciation Portfolio
(7)	SBVEG - Aggressive Growth Fund
(8)	FV - Fundamental Value Portfolio
(9)	DSIP - Diversified Strategic Income Portfolio
(10)	SBVIE - Salomon Brothers Variable International Equity Fund; On July 8, 2005, pursuant to a plan of reorganization, the Portfolio’s assets and certain liabilities were acquired by Smith Barney International All Cap Growth Portfolio, a series of Travelers Series Fund, Inc.

Independent Trustees	Pension or Retirement Benefits Accrued As part of Fund Expenses	Compensation From Fund And Fund Complex Paid to Trustees	Number of Funds for Which Trustee Serves Within Fund Complex
Dwight B. Crane(1)(2)	$0	$214,788	50
Burt N. Dorsett(1)	$0	$60,600	27
Elliot S. Jaffe(1)	$0	$63,050	27
Stephen E. Kaufman(1)	$0	$149,000	51
Cornelius C. Rose, Jr.(1)	$0	$69,400	27

Interested Trustee
R. Jay Gerken	$0	N/A	219

(1)	Designates an independent Trustee and a member of the Audit Committee.
(2)	Designates the lead Trustee.
†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Fund: 11,850

No employee of CAM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of a portfolio. Each Independent Trustee receives an annual retainer of $50,000 for services as Director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead Trustee. In addition, each Independent Trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent Trustee. The annual retainer and meeting fees are allocated among the funds for which each Independent Trustee serves on the basis of their average net assets. In addition, each Independent Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended December 31, 2004, such expenses totaled $20,519.

At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Fund’s last fiscal year, aggregate compensation paid to Trustees Emeritus was $13,721.

As of April 11, 2005, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Fund. To the best knowledge of the Trustees, as of April 11, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following Portfolios:

Shareholder	Shares Held	Percent Ownership
Diversified Strategic Income Portfolio
Travelers Life Annuity Company	5,829,889.721	55.9444
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	3,819,717.566	36.6545
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

IDS Life Variable Account	771,246.874	7.4009
Smith Barney Funds
222 AKP Financial Center
Minneapolis MN 55474

Equity Index Portfolio—Class I
Travelers Life Annuity Company	30,825,631.590	63.7566
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

Travelers Insurance Company	17,383,656.641	35.9546
Attn: Shareholder Accounting, 6MS
PO Box 990027
Hartford CT 06199-0027

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Shareholder	Shares Held	Percent Ownership
Growth and Income Fund—Class I
IDS Life Insurance Corp	1,173,806.912	50.3659
Separate Account AGI-A
222 AXP Financial Center
Minneapolis MN 55474

The Travelers Insurance Co	659,964.124	28.3178
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

The Travelers Insurance Co	395,457.179	16.9683
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford CT 06183

Aggressive Growth Fund
The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	458,080.259	39.0549

The Travelers Insurance Co Attn: Shareholder Accounting, 6MS One Tower Square Hartford CT 06183	450,513.662	38.4098

IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis MN 55474	237,153.248	20.2192

Appreciation Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06195-0027	24,499,209.852	64.4365

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	10,335,791.355	27.1841

Equity Index Portfolio Class II
Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	4,747,426.036	53.6734

Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	3,064,477.012	38.5193

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Shareholder	Shares Held	Percent Ownership
Fundamental Value Portfolio
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford, CT 06199-0027	27,775,100.387	65.9893

Travelers Insurance Company Attn: Shareholder Accounting, 6MS PO Box 990027 Hartford CT 06199-0027	13,908,666.428	33.0448

*	Each Portfolio believes that these entities are not the beneficial owners of shares held of record by them.

Investment Advisers, Sub-Investment Adviser and Administrator

SBFM serves as adviser to Appreciation Portfolio, Diversified Strategic Income Portfolio and Fundamental Value Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”). CAM Ltd serves as subadviser to Diversified Strategic Income Portfolio pursuant to a Sub-Advisory Agreement. Each agreement was most recently approved by the Board, including a majority of the independent trustees, on July 14, 2004. SBFM and CAM Ltd are affiliates of CGM and is an indirect, wholly-owned subsidiaries of Citigroup.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2005 of approximately $111 billion.

In November 2001, SBFM assigned the investment management agreements of Aggressive Growth Fund and Growth & Income Fund to its affiliate, SaBAM. SaBAM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is located at 399 Park Avenue, New York, New York 10022. SaBAM was organized as a Delaware corporation in 1987. SaBAM is also an indirect wholly-owned subsidiary of Citigroup. As of December 31, 2004, SaBAM rendered investment advice to investment companies that had aggregate assets under management of approximately $79 billion.

SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

SaBAM granted to the Fund, on behalf, of Aggressive Growth Fund and Growth & Income Fund, a royalty-free, non-exclusive license to use the name “Salomon Brothers” in the name of the each Portfolio for the duration of the advisory agreement and any extensions or renewals thereof. Such license shall, upon termination of the advisory agreement, be terminated by adviser, in which event the Fund, on behalf of the Portfolios, shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Salomon Brothers” in the name of the Portfolio or otherwise to the extent legally possible.

TIMCO, investment adviser to the Equity Index Portfolio, is an indirect wholly-owned subsidiary of Citigroup. TIMCO is registered as an investment adviser with the SEC under the Advisers Act and is located at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO was organized as a Connecticut corporation in 1967. As of March 31, 2005, TIMCO rendered investment advice to investment companies that had aggregate assets under management in excess of $6 billion.

CAM Ltd, sub-adviser to Diversified Strategic Income Portfolio, also is an indirect wholly-owned subsidiary of Citigroup. CAM Ltd. is registered as an investment adviser with the SEC under the Advisers Act and is located at Citigroup Centre, Canada Square, Canary Wharf, London, England E14 SLB. CAM Ltd. was organized as a corporation in England and Wales. As of December 31, 2004, CAM Ltd. rendered investment advice to investment companies that had aggregate assets under management in excess of approximately $28.4 billion.

Each of the advisory agreements and the sub-advisory agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund’s advisory agreements and the sub-advisory agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by an adviser or its affiliates in connection with providing services to each Portfolio, compared the fees charged by an adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by an adviser with respect to each Portfolio. The Board also considered each Portfolio’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and adviser services, and benefits potentially accruing to the adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the adviser, as well as research services received by the adviser from brokers-dealers who execute transactions on behalf of the Portfolio. The Portfolio or an adviser may terminate the advisory agreements and the sub-advisory agreement, if applicable, on sixty days’ written notice without penalty. The advisory agreements and the sub-advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on July 14, 2004, the Board considered the continuation of each Portfolio’s investment advisory agreement between the adviser and each Portfolio for another year. The Board, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to each Portfolio, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered the performance of each Portfolio relative to a selected peer group, each Portfolio’s total expenses in comparison to each Portfolio within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager.

Appreciation Portfolio

With respect to the portfolio, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Diversified Strategic Income Portfolio

With respect to the portfolio, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003. The Board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Equity Index Portfolio

With respect to the portfolio, the board noted that the portfolio had outperformed an index of comparable funds for the one-, three-, five- and ten-year periods ended December 31, 2003 and had performed in line with the index for the ten-year period ended December 31, 2003. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Fundamental Value Portfolio

With respect to the portfolio, the board discussed the portfolio’s performance in relation to an index of comparable funds, noting that it had outperformed the index for five-year period ended December 31, 2003 but had underperformed for the one-year period. The board noted that the Manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the Board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Aggressive Growth Fund

With respect to the fund, the board discussed the portfolio’s superior performance in relation to an index of comparable funds for the five-year period ended December 31, 2003, noting that it had underperformed the index for the year ended December 31, 2003. The Board noted that the manager had described the steps it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

Growth & Income Fund

With respect to the fund, the board discussed the portfolio’s underperformance in relation to an index of comparable funds for the five- and ten-year periods ended December 31, 2003, noting that it had performed in line with the index for the one-year period ended December 31, 2003. The board noted that the manager had described the steps that it had taken and would continue to take to address underperformance. Based on information provided, the board also considered that the portfolio’s fee structure was competitive with funds with similar investment goals and strategies.

In analyzing the expenses incurred by the adviser with respect to each Portfolio, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates. The Board also considered the expenses of each Portfolio in comparison to those of funds within the peer group. The Board noted that it had concluded that the adviser’s methodology for allocating the expenses of operating the Portfolios in the complex was reasonable and that the adviser was passing on the benefits of economies of scale to the Portfolios.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the investment advisory agreement with respect to each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

The Portfolios pay their respective advisers an investment advisory fee calculated at an annual rate of the portfolio’s average daily net assets. These fees are calculated daily and paid monthly as follows:

Diversified Strategic Income Portfolio	0.45%
Equity Index Portfolio	0.25%

The Portfolios pay their respective advisers according to the following breakpoint schedule for each Portfolio, as follows:

Average Daily Net Assets	Investment Advisory Fee Rate	Administration Fee Rate
Appreciation Portfolio
Up to $250 million	0.550%	0.200%
Next $250 million	0.513	0.187
Next $500 million	0.476	0.174
Next $1 billion	0.439	0.161
Next $1 billion	0.402	0.148
Over $3 billion	0.365	0.135

Fundamental Value Portfolio
Up to $1.5 billion	0.550%	0.200%
Next $0.5 billion	0.500	0.200
Next $0.5 billion	0.490	0.160
Next $1 billion	0.460	0.140
Over $3.5 billion	0.380	0.120

Growth & Income Fund
Average Net Assets	Advisory Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $1 billion	0.400
Next $1 billion	0.375
Over $4 billion	0.350

Aggressive Growth Fund
Average Net Assets	Advisory Fee Rate
First $5 billion	0.600%
Next $2.5 billion	0.575
Next $2.5 billion	0.550
Over $10 billion	0.500

CAM Ltd., as sub-adviser to the Diversified Strategic Income Portfolio is paid a fee by SBFM.

Each adviser and the sub-adviser pay the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under their advisory agreements or the sub-advisory agreement with the Fund.

The Portfolios paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002 to their respective adviser:

Portfolio	Adviser	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$4,147,336	$3,347,145	$3,280,135
Capital and Income Portfolio*	SBFM	N/A	N/A	N/A
Diversified Strategic Income Portfolio	SBFM	437,192	35,827	353,906
Aggressive Growth Fund†	SaBAM	188,355	70,617	65,171
Equity Index Fund**	TIMCO	3,679,362	276,677	1,894,102
Growth & Income Fund†	SaBAM	47,422	3,508	39,294
Fundamental Value Portfolio	SBFM	4,417,856	3,085,522	2,745,287

*	The Capital and Income Portfolio commenced operations on April 30, 2005.
**	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.
***	SBFM waived $2,104, $3,351 and $7,137 of its investment advisory fees for the fiscal years ended December 31, 2004, 2003 and 2002, respectively.
†	In November 2001, SBFM assigned the investment advisory agreements of the Aggressive Growth and Growth and Income and Funds to its affiliate, SaBAM.

The Fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation of corporate meetings and of preparation and printing of prospectuses and shareholder reports for regulatory purposes and for distribution to shareholders.

Administrator

SBFM serves as administrator to each Portfolio, except the Capital and Income Portfolio, pursuant to a separate written agreement with each Portfolio (the “Administration Agreement”). The Administration Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees.

As administrator, SBFM pays the salaries of all officers and employees who are employed by both it and the Fund; maintains office facilities for the Fund; furnishes the Fund with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund; prepares reports to the Fund’s shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. SBFM bears all expenses in connection with the performance of its services.

SBFM, as administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of each Portfolio’s average net assets, except with respect to the Equity Index Portfolio, for which it is paid a fee at an annual percentage of 0.06% of the value of the Portfolio’s average net assets.

The Portfolios incurred the following administration fees for the years ended December 31, 2004, 2003 and 2002:

Portfolio	Administrator	12/31/04	12/31/03	12/31/02
Appreciation Portfolio	SBFM	$1,509,728	$1,217,144	$1,192,777
Capital and Income Portfolio*	SBFM	N/A	N/A	N/A
Diversified Strategic Income Portfolio	SBFM	194,307	171,626	157,292
Aggressive Growth Fund	SBFM	55,964	18,831	17,379
Equity Index Portfolio**	SBFM	883,047	653,422	570,452
Growth & Income Fund	SBFM	21,077	15,591	17,464
Fundamental Value Portfolio	SBFM	1,606,493	1,217,144	998,286

*	Capital and Income Portfolio commenced operations on April 30, 2005.
**	Prior to June 24, 2002, TIMCO and SBFM had voluntarily limited the ratio of expenses to average net assets to 0.30% and 0.55% for Class I and Class II shares, respectively.

Distribution Arrangements for the Equity Index Portfolio, Aggressive Growth Fund and Growth & Income Fund.

The fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Equity Index Portfolio, Aggressive Growth Fund and Growth & Income Fund (the “Plan”). Pursuant to the Plan, each Portfolio pays CGM (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Class II shares of each portfolio. Depending on the Participating Insurance Company’s corporate structure and applicable state law, CGM may remit payments to the Participating Insurance Company’s affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

The Plan provides that the Trust, on behalf of each Portfolio, shall pay CGM a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the Class II shares. Under the terms of the Plan, the Fund is authorized to make payments quarterly to CGM for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution expenses incurred or paid by such Participating Insurance Company.

The total distribution fees paid by Class II shares of Equity Index Portfolio for the fiscal years ended December 31, 2004, 2003, and 2002 were $460,311, $258,554 and $225,923, respectively. The Class II Shares of the Aggressive Growth Fund and Growth & Income Fund commenced operations on August 30, 2003.

For the fiscal year ended December 31, 2004, CGM incurred distribution expenses for the following: advertising, printing and mailing prospectuses, support services and overhead expenses to Smith Barney Financial Consultants and accruals for interest on the excess of CGM expenses incurred in the distribution of the Equity Index Portfolio Class II and Aggressive Growth Fund shares over the distribution fees received by CGM set out in the following table:

	Financial Consultant Compensation	Branch Expenses	Advertising Expenses	Printing Expenses	Total Expenses
Aggressive Growth	—	27,129	100,630	—	127,759
Equity Index Portfolio	—	318,041	856,120	—	1,174,161

Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners; (b) those relating to the development, preparation, printing and mailing of fund advertisements, sales literature and other promotional materials describing and/or relating to the fund and including materials intended for use within the Participating Insurance Company, or for broker-

dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of fund shares; (d) obtaining information and providing explanations to Contract owners regarding Portfolio investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Portfolio; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; (g) personal service and/or maintenance of Contract owner accounts with respect to Fund shares attributable to such accounts; and (h) financing any other activity that the Board of Trustees determines is primarily intended to result in the sale of shares.

Expenses

In addition to amounts payable under the Advisory and Administration Agreement and the Distribution Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of independent directors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Portfolio’s prospectus contains more information about the expenses of the Portfolio.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, its advisers, sub-adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the codes of ethics of the Fund, its advisers, sub-adviser and distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

The Board of Trustees has approved delegating proxy voting discretion of each Portfolio to the respective adviser and/or subadviser believing that the adviser and/or subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A and Appendix B is the summary of the guidelines and procedures that the respective adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the adviser uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the adviser or any affiliated person of the Portfolio or the adviser, on the other.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the adviser would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Portfolio, the adviser, on the other.

This summary of the guidelines gives a general indication as to how the adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, have been selected as the Fund’s independent registered public accounting firm to examine and report on each Portfolio’s financial statements and financial highlights for the fiscal year ending December 31, 2005.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The Fund offers its shares of beneficial interest on a continuous basis. Shares can be acquired only by buying a contract from a life insurance company (the “Contract”) designated by the Fund and directing the allocation of part or all of the net purchase payment to one or more of ten subaccounts, each of which invests in a Portfolio as permitted under the Contract prospectus (the “Subaccount”). Investors should read this SAI and the Portfolio’s prospectus dated April 30, 2005 along with the Contract prospectus.

Share certificates for a Portfolio will no longer be issued. If you currently hold shares of a Portfolio, such certificates will continue to be honored.

Sales Charges and Surrender Charges

The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus. Shares of the Fund are currently offered exclusively to Contract owners.

On January 15, 1999, the existing shares of the Equity Index Portfolio were redesignated as Class I shares. On August 30, 2002, the existing shares of the Aggressive Growth Fund and Growth & Income Fund were redesignated as Class I shares. Each Portfolio created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Contract are described in the Contract prospectus.

Dividends and Distributions

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Portfolio holds, is distributed to the shareholders of the Portfolios as follows:

•	annually for the Appreciation Portfolio, Capital and Income Portfolio, Diversified Strategic Income Portfolio, Aggressive Growth Fund, Equity Index Portfolio, Growth & Income Fund and Fundamental Value Portfolio.

Capital Gains.    Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

General

The following is a summary of certain material U.S. federal income tax considerations related to the Portfolios and their shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolios or to their shareholders. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

Regulated Investment Company Status

The Fund intends that each Portfolio will continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. A qualified Portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided each Portfolio distributes at least 90% of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss each year.

On December 31, 2004, the unused capital loss carryovers, by Portfolio, were approximately as follows: Appreciation Portfolio, $48,024,176, Fundamental Value Portfolio, N/A, Equity Index Portfolio, $30,303,104, Growth & Income Fund, $889,664, Aggressive Growth Fund, $595,724 and Diversified Strategic Income Portfolio, $8,444,579. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

	December 31,
	2005	2006	2007	2008	2009	2010	2011
Fund	(in thousands)
Equity Index Portfolio	—	—	—	$0	$0	$30,303	—
Diversified Strategic Income Portfolio	—	—	$0	$1,782	$4,544	$2,119	—
Appreciation Portfolio	—	—	—	$0	$10,515	$30,117	7,312
Fundamental Value Portfolio	—	—	—	—	—	$0	0
Growth & Income Fund	—	—	—	—	—	$245	645
Aggressive Growth Fund	—	—	—	—	—	$596	—

For federal income tax purposes each Portfolio intends to accrue dividend income in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

At least annually, each Portfolio intends to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners. Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to quality as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Segregated Asset Account

The Fund has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a “segregated asset account” within the meaning of the Code. For a Subaccount to qualify as a segregated asset account, the portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each agency or instrumentality of the Federal Government are treated as securities of separate issuers.

Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities or life insurance contracts allocating any amount of premiums to such Subaccount will not qualify as annuities or life insurance contracts for federal income tax purposes and the holders of such annuities or life insurance contracts would be taxed on their respective shares of the income and gains earned by the Subaccount during the period of disqualification.

The fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market and Intermediate High Grade Portfolios to invest in U.S. government securities other than direct United States Treasury obligations may be materially limited by these diversification requirements.

Organization of the Fund

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to the Trust Agreement. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Fund changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively.

In the interest of economy and convenience, certificates representing shares in the Fund are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Portfolio, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Fund held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a Contract, offered by certain insurance companies designated by the Fund, having a voting interest in the relevant subaccount (the “Subaccount”). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the seven Portfolios described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The participating life insurance company sends a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, to a representative of a participating life insurance company or their Service Agent.

There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Fund’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Custodian, Transfer Agent and Sub-Transfer Agent

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for each portfolio. The fund has entered into a Custodian and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Portfolio. Among other things, State Street calculates the daily net asset value for each Portfolio. Securities may be held for a Portfolio by a sub-custodian bank approved by the Fund’s Trustees.

CTB, located at 125 Broad Street, New York, New York 10004, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

PFPC, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Fund’s sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives from the transfer agent a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

Financial Statements

The Fund’s annual reports for the fiscal year ended December 31, 2004 are incorporated herein by reference in its entirety. The annual reports were filed on February 28, 2005, Accession Number 0000914851-05-000014.

APPENDIX A

Proxy Voting Policies and Procedures of SBFM, SaBAM and TIMCO

The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Advisers. Each Adviser is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Advisers have adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Advisers votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Advisers is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Advisers attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Advisers may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Adviser business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Adviser in voting proxies. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manager in which the Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Adviser decides to vote a proxy, the Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the

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Adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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APPENDIX B

CITIGROUP ASSET MANAGEMENT1 (CAM)

LONDON, ENGLAND

Citigroup Centre, Canada Square, Canary Wharf,

London E14 5LB

PROXY VOTING POLICY

REVISED JULY 2003

Accounts for which CAM Votes Proxies

Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

General Guidelines

In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

CAM has to place reliance on the clients’ custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients’ custodians or the third party vendors of proxy voting decisions to be executed on CAM’s client portfolios.

How CAM Votes

Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM’s general policy on non-controversial matters, absent a particular reason, to vote with management’s recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

Conflicts of Interest

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

1)	Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue.

Such issues generally are not brought for the specific resolution of the conflict because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM’s European Management Committee, CAM’s General Counsel and CAM’s Chief Compliance Officer.

B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i.	disclosing the conflict to clients and obtaining their consent before voting;

ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party’s recommendations;

iv.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

v.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

Record Keeping and Oversight

CAM shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;
-	a copy of each proxy form (as voted);
-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
-	documentation relating to the identification and resolution of conflicts of interest;

-	any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and
-	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

APPENDIX C

SPECIAL CONSIDERATIONS

Securities of Developing/Emerging Markets Countries

A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled.

There can be no assurance that any investments that a portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities. Many of a portfolio’s investments in the debt securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

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APPENDIX D

RATINGS ON DEBT OBLIGATIONS

Bond (and Notes) Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s

AAA—Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

†—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Ratings, Inc.

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

Commercial Paper Ratings

Moody’s Investors Service, Inc.

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings, Inc.

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

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